Income Taxes - Summary of Components of the Company's Deferred Income Taxes (Details) - USD ($) $ in Thousands	Dec. 31, 2020	Dec. 31, 2019
Deferred tax assets:
Net operating losses	$ 25,239	$ 17,199
Research and development and other tax credits	4,740	3,533
Other	1,244	1,120
Gross deferred tax assets	31,223	21,852
Less valuation allowance	(31,223)	(21,849)
Total deferred tax assets		3
Deferred tax liabilities:
Fixed Assets		(3)
Gross deferred tax liabilities		$ (3)
Net deferred tax asset	$ 0